UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2009
TWEEN BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8323 Walton Parkway, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 775-3500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 24, 2009, Tween Brands, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Dress Barn, Inc., a Connecticut corporation (“Parent”), and Thailand Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Purchaser will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent. The Board of Directors of the Company has unanimously approved the Merger and the Merger Agreement and has recommended that the stockholders of the Company adopt the Merger Agreement.
Merger Agreement
In connection with the Merger, each outstanding share of the Company’s common stock outstanding at the Effective Time (as defined in the Merger Agreement) will be converted into the right to receive 0.47 shares of Parent’s common stock. No fractional shares of Parent’s common stock will be issued in the Merger, and the Company’s stockholders will receive cash in lieu of fractional shares, if any, of Parent’s common stock.
The Merger Agreement provides that any options that are outstanding and unexercised at the Effective Time will be converted into the right to receive, with respect to each such option, an amount of cash equal to the positive difference, if any, between the value of the per share common stock consideration paid in the Merger less the per share exercise price of the option for each share subject to such option. Any option with an exercise price greater than the value of the per share common stock consideration paid in the Merger shall be cancelled without consideration and be of no further force and effect. In addition, at the Effective Time, the vesting of each share of restricted stock will be accelerated, and each such share will be converted into the right to receive 0.47 shares of Parent’s common stock.
Additionally, the Merger Agreement provides that Parent will appoint Michael W. Rayden, the Company’s Chairman and Chief Executive Officer, to its board of directors, effective as of the closing of the Merger.
The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser. The Company has agreed to operate its business in the ordinary course until the Merger is consummated. The Company has also agreed not to solicit, encourage or initiate discussions with third parties regarding other proposals to acquire the Company and to certain other restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay to Parent a termination fee of $5,150,000 and reimburse Parent’s out-of-pocket expenses up to a maximum of $1,000,000.
The completion of the Merger is subject to various conditions, including, among other things, (1) the adoption of the Merger Agreement by the Company’s stockholders, (2) the declaration by the Securities and Exchange Commission (the “SEC”) of the effectiveness of the Registration Statement on Form S-4 to be filed by Parent, (3) the approval by The NASDAQ Stock Market of the listing of shares of Parent’s common stock that are issuable to the Company’s stockholders pursuant to the Merger, and (4) the expiration or termination of applicable waiting periods under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any other applicable foreign antitrust laws.
The Merger is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986 (as amended).
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or Parent, contains representations and warranties of each of the Company, Parent and Purchaser. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.
Additional Information and Where to Find It
In connection with the proposed Merger, Parent intends to file with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus for the stockholders of the Company and each of the Company and Parent plan to file other documents with the SEC regarding the proposed merger transaction. The definitive proxy statement/prospectus will be mailed to stockholders of the Company. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Company stockholders and other investors will be able to obtain copies of these materials (when they are available) without charge from the SEC through the SEC’s Web site at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Parent by directing a request to Parent, 30 Dunnigan Drive, Suffern, NY 10901 Attention: Investor Relations Department (telephone: 845-469-4602) or accessing them on Parent’s corporate Web site at www.dressbarn.com, or from the Company by directing a request to the Company, 8323 Walton Parkway, New Albany, OH 43054 Attention: Investor Relations (telephone: 614-775-3739) or accessing them on the Company’s corporate Web site at www.tweenbrands.com.
Parent, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Parent may be found in its 2008 Annual Report on Form 10-K filed with the SEC on September 24, 2008 and in its definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on November 5, 2008. Information about the directors and executive officers of the Company may be found in its 2008 Annual Report on Form 10-K filed with the SEC on March 31, 2009 and in its definitive proxy statement relating to its 2009 Annual Meeting of Stockholders filed with the SEC on April 9, 2009. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.
Item 3.03 Material Modification of Rights of Security Holders.
On June 24, 2009, prior to execution of the Merger Agreement, the Board of Directors of the Company approved an amendment (the “Amendment”) to the Rights Agreement, dated August 14, 2001, between the Company (formerly known as Too, Inc.) and American Stock Transfer & Trust Company (formerly EquiServe Trust Company, N.A.), as amended by the Agreement of Substitution and Amendment of Rights Agreement, dated November 11, 2003 (together, the “Rights Agreement”).
The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Merger Agreement and the transactions contemplated thereby. The Amendment provides that the approval, execution or delivery of the Merger Agreement, or the consummation of the Merger or any other transaction contemplated in the Merger Agreement, will not result in either Parent or Purchaser being deemed a “15% Stockholder” (as such term is defined in the Rights Agreement). In addition, the Amendment provides that none of a “Section 11(a)(ii) Event,” a “Distribution Date,” a “Section 13(a) Event” or a “15% Ownership Date” (as such terms are defined in the Rights Agreement) shall occur by reason of the approval, execution or delivery of the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement. The Amendment also provides that the Rights Agreement shall expire at the Effective Time (as such term is defined in the Merger Agreement) if the Rights Agreement has not otherwise terminated.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
On June 24, 2009, each of the following members of the Company’s Board of Directors delivered written notice to the Company of such director’s resignation from the Board of Directors, effective immediately prior to the Effective Time on the Closing Date (as such term is defined in the Merger Agreement): Michael W. Rayden, Elizabeth M. Eveillard, Fredric M. Roberts, David A. Krinsky, Kenneth J. Strottman and Philip E. Mallott.
(e)
Retention Agreements
In connection with the Company’s entry into the Merger Agreement, the Company entered into retention agreements with each of Rolando de Aguiar and Gregory J. Henchel, the Company’s Chief Financial Officer and Senior Vice President, General Counsel, respectively. Each retention agreement provides that the executive will be eligible to receive a special cash retention bonus payment if the completion of the Merger occurs and he remains continuously employed by the Company through the date of the completion of the Merger, or if his employment is terminated by the Company without cause prior to such date. Mr. de Aguiar may earn a retention bonus of two hundred thousand dollars ($200,000), and Mr. Henchel may earn a retention bonus of one hundred and fifty thousand dollars ($150,000). Any retention bonus that becomes payable will be paid within fifteen (15) days after the completion of the Merger.
In addition, each retention agreement amends the executive’s Executive Agreement with the Company, dated September 26, 2008, to eliminate the provision that, if severance benefits are triggered for the executive, the executive’s severance benefits will be reduced by any compensation the executive may receive from a new position. Any severance benefits otherwise due to the executive in excess of one times his base salary will, however, still be subject to offset for any compensation the executive receives from a new position more than one year after his severance date. These amendments to the executive’s Executive Agreements will be effective only if the Merger is completed.
The foregoing description of the retention agreements does not purport to be complete and is qualified in its entirety by reference to the respective retention agreements for each of Mr. de Aguiar and Mr. Henchel, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.
Letter Agreement
In connection with the Company’s entry into the Merger Agreement, the Company and Parent entered into a letter agreement with Michael W. Rayden, the Company’s Chairman of the Board and Chief Executive Officer. Consistent with the terms of the Merger Agreement, the letter agreement provides that Parent will appoint Mr. Rayden to its board of directors effective as of the closing of the Merger. In consideration of this appointment, Mr. Rayden has agreed to resign from Parent’s board of directors upon his termination of employment. The letter agreement also amends Mr. Rayden’s Employment Agreement with the Company, dated December 3, 2008, to provide that Mr. Rayden’s non-competition restriction will continue to apply in accordance with its terms following the closing of the Merger or a termination of Mr. Rayden’s employment by the Company without cause or by Mr. Rayden for a good reason (the non-competition restriction previously terminated on the occurrence of any such event). The letter agreement does not provide for any increase in Mr. Rayden’s compensation, and will be effective only if the Merger is completed.

The foregoing description of Mr. Rayden’s letter agreement does not purport to be complete and is qualified in its entirety by reference to the letter agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
On June 25, 2009, the Company and Parent issued a joint press release announcing execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

2.1	Agreement and Plan of Merger dated June 24, 2009, by and among The Dress Barn, Inc., Thailand Acquisition Corp. and Tween Brands, Inc.*

4.1	Amendment No. 2 to Rights Agreement dated June 24, 2009, by and between Tween Brands, Inc. and American Stock Transfer & Trust Company.

10.1	Retention Agreement between Tween Brands, Inc. and Rolando de Aguiar.

10.2	Retention Agreement between Tween Brands, Inc. and Gregory J. Henchel.

10.3	Letter Agreement between Tween Brands, Inc., The Dress Barn, Inc. and Michael Rayden.

99.1	Joint Press Release issued by Tween Brands, Inc. and The Dress Barn, Inc. on June 25, 2009.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.
Safe Harbor for Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements included in this Current Report on Form 8-K concerning activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: the failure of the Company’s stockholders to adopt the Merger Agreement, delays in or failure to obtain any required regulatory approvals with respect to the Merger, failure to consummate or delay in consummating the Merger for other reasons, changes in laws or regulations, changes in general economic conditions, and other risks relating to our business set forth in our filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2009, which are available on the SEC’s Web site maintained at www.sec.gov. The forward-looking statements made herein are based on information presently available to the Company’s management. The Company assumes no obligation to publicly update or revise any forward-looking statements included in this Current Report on Form 8-K even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC. (Registrant)
	By:	/s/ Rolando de Aguiar
Date: June 25, 2009		Rolando de Aguiar
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated June 24, 2009, by and among The Dress Barn, Inc., Thailand Acquisition Corp. and Tween Brands, Inc.*

4.1	Amendment No. 2 to Rights Agreement dated June 24, 2009, by and between Tween Brands, Inc. and American Stock Transfer & Trust Company.

10.1	Retention Agreement between Tween Brands, Inc. and Rolando de Aguiar.

10.2	Retention Agreement between Tween Brands, Inc. and Gregory J. Henchel.

10.3	Letter Agreement between Tween Brands, Inc., The Dress Barn, Inc. and Michael Rayden.

99.1	Joint Press Release issued by Tween Brands, Inc. and The Dress Barn, Inc. on June 25, 2009.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.